BALANCE SHEET DETAILS (Schedule of Prepaid and Other Current Assets) (Details) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Prepaids and other current assets
Prepaid tax		$ 3,935	$ 4,323
Advance to suppliers		1,259	1,944
Deferred taxes-current		1,305	3,668
Other receivable	[1]	1,833	4,413
Prepaid others		3,056	4,989
Total Prepaids and other current assets		$ 11,388	$ 19,337

[1]	The other receivable balance includes loans of approximately $Nil and $2.0 million as of December 31, 2015 and December 31, 2014, respectively, made to ESA Cultural Investment (Hong Kong) limited ("borrower" or ESA), a movie investment company with its operations located in Beijing. The Company signed the loan agreement for a total amount of $5.6 million in the fourth quarter of 2012, and $4.0 million was drawdown in the fourth quarter of 2012 with the remaining in the first quarter of 2013. The loan bears interest at 20% per annum and originally matured on December 31, 2013, with a subsequently extended maturity date on 50% of the loan, or $2.8 million, to June 30, 2014, and the other half extended to December 31, 2014. In the fourth quarter of 2014, the Company received $0.8 million against the principal of the outstanding entrusted loan amount. The Company has performed an assessment on the need for a valuation reserve due to collectability risk and $2.8 million was reserved as of December 31, 2014 as the collection term was due. In the third quarter of 2015, the Company received $6.0 million including $1.1 interest income. Accordingly, $2.8 million reserve was reversed. Therefore, all the principal of the outstanding entrusted loan was collected and the contract was closed.